[Alcoa logo] July 8, 2008 2 nd Quarter 2008 Analyst Conference Exhibit 99.2

[Alcoa logo]

Forward Looking Statements
Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Such statements relate to future events and expectations and involve known and unknown risks and uncertainties. Alcoa’s actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to
Alcoa’s Form 10-K for the year ended December 31, 2007 and
Form 10-Q for the quarter ended March 31, 2008 filed with the
Securities and Exchange Commission.

[Alcoa logo] Executive Vice President and Chief Financial Officer Chuck McLane

[Alcoa logo]

Profitability improvement across all segments
– Income from continuing operations of $546m or $0.66 per share
– Revenues of $7.6 billion
• 11% sequential increase, excluding Packaging
• Higher revenue in all operating segments
– Double digit profit increase across all operating segments sequentially
– Input costs continue to climb
– Cash from operations exceeds $1 billion
– Debt-to-capital at 30.6%
– ROC stands at 12.1%, excluding growth
– Share repurchases reach 10%

[Alcoa logo]

Strong revenue growth leads to 80% increase in profits
In Millions 1Q 08 2Q 08 Change
Sales $7,375 $7,620 3%
Cost of Goods Sold $5,892 $6,090 3%
   % of Sales 79.9% 79.9% --
SG&A $328 $306 (7%)
   % of Sales 4.4% 4.0% (0.4 pts)
Restructuring and Other Charges $38 $2 (95%)
Interest Expense $99 $87 (12%)
Other Expense/(Income) $58 $(97) nm
Effective Tax Rate 35.6% 27.3% (8.3 pts)
Minority Interests $67 $70 4%
Net Income
$303 $546 80%
Earnings per Diluted Share
$0.37 $0.66 78%

[Alcoa logo]

Volume & LME pricing offset input cost pressures
Income from Continuing Operations Excluding Restructuring
millions
313
361
14
539
12
15
17
22
238
28
17
51
56
$0
$100
$200
$300
$400
$500
$600

[Alcoa logo]
$44
$82
1H 07 1H 08
$7.36
$10.03
1H 07 1H 08
5,310
8,557
1H 07 1H 08
7
The industry is facing significant input cost escalation
Caustic Soda (per dmt)
67%
Calcined
Coke (per mt)
35%
Ocean Freight (Baltic Dry Index)
61%
Natural Gas
(US Henry Hub per MMBtu)
36%
Fuel Oil
(Low Sulfur Oil Index per bbl)
86%
Source: CMAI Source: PACE Source: Bloomberg
Source: Bloomberg
Source: Bloomberg
US Dollar*
(15%)
Source: Bloomberg
* Relative USD value vs weighted average of Alcoa exposure to AUD, CAD, BRL, & EUR
$253
$342
1H 07 1H 08
85
100
1H 07 1H 08
$328
$547
1H 07 1H 08

[Alcoa logo]

2Q 07 1Q 08 2Q 08
Production (kmt) 3,799 3,870 3,820
3
rd
Party Shipments (kmt) 1,990 1,995 1,913
3
rd
Party Revenue ($ million) 712 680 717
ATOI ($ million) 276 169 190
Higher LME pricing
Net income impact of Western Australia
gas disruption was approximately $17m
Australian dollar up 4% vs USD
Higher caustic & energy costs
Alumina
2
nd
Quarter Highlights
3
rd
Quarter Outlook
Prices to follow approximate two-month
lag
Higher caustic & energy costs anticipated
Net income impact of Western Australia
gas disruption expected to be $45m
2
nd
Quarter Business Conditions
$100
$120
$140
$160
$180
$200
$220
$240
$260
$280
$300
1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
ATOI Total Revenue

[Alcoa logo]

2
nd
Quarter Highlights
2Q 07 1Q 08 2Q 08
Production (kmt) 901 995 1,030
3
rd
Party Shipments (kmt) 565 665 750
3
rd
Party Revenue ($ million) 1,746 1,877 2,437
3
rd
Party Price ($/mt) 2,879 2,801 3,058
ATOI ($ million) 462 307 428
Primary Metals
3
rd
Quarter Outlook
2
nd
Quarter Business Conditions
Higher realized pricing sequentially
Record quarterly production
Iceland running at capacity
Higher input costs
Net income impact of Rockdale power
interruptions was $22m
Additional efficiency gains anticipated in
Iceland
Higher input costs
Net income impact of Rockdale outage
expected to be $22m
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000
ATOI Total Revenue

[Alcoa logo]

Flat-Rolled Products
3
rd
Quarter Outlook
2
nd
Quarter Business Conditions
2Q 07 1Q 08 2Q 08
Global Rolled Products,
exc Russia & China
106 73 74
Hard Alloy Extrusions 8 8 7
Russia, China & Other (17) (40) (26)
Total 97 41 55
ATOI ($ million)
Higher costs expected for metals,
energy & coatings
Typical seasonal slowdown to impact
results
Weak end markets in North America &
Europe
Higher costs for magnesium &
transportation
Productivity gains in North America &
Europe
Improved Russia results
($20)
$0
$20
$40
$60
$80
$100
$120
1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08
$1,600
$1,800
$2,000
$2,200
$2,400
$2,600
$2,800
$3,000
ATOI Third Party Revenue

[Alcoa logo]

Engineered Products and Solutions
2Q 07 1Q 08 2Q 08
AFL, Auto Castings &
Structures
(7) (5) (9)
Investment Castings,
Forgings & Fasteners
118 136 155
Building and Construction
& Other
8 7 11
Total 119 138 157
Record quarterly revenue & ATOI
Productivity improvements continue
Volume improvements in aerospace,
IGT, commercial transportation, &
building & construction
Weaker demand in automotive
ATOI ($ million) 2
nd
Quarter Business Conditions
3
rd
Quarter Outlook
Inventory adjustments affecting
aerospace spares demand
Declining demand in European heavy
truck / trailer markets
Additional automotive headwinds
Typical seasonal slowdown to impact
results
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
ATOI Third Party Revenue

[Alcoa logo]

Strong cash generation driven by working capital
improvements
In Millions 2Q 07 1Q 08 2Q 08
Net Income $715 $303 $546
DD&A 317 319 321
Change in Working Capital 278 (467) 234
Other Adjustments 80 (424) (46)
Pension Contributions (41) (19) (48)
Cash From Operating Activities $1,349 $(288) $1,007
Dividends to Shareholders $(149) $(140) $(140)
Change in Debt 172 416 199
Dividends to Minority Interests (46) (39) (78)
Contributions from Minority Interests 103 118 181
Share Repurchases (165) (430) (175)
Share Issuances 346 22 154
Other Financing Activities 11 (2) 11
Cash From Financing Activities $272 $(55) $152
Capital Expenditures $(891) $(748) $(796)
Sales of Assets/Investments 36 2,492 149
Additions to Investments (30) (1,215) (22)
Other Investing Activities (1) (304) (86)
Cash From Investing Activities $(886) $225 $(755)

[Alcoa logo]

Share repurchase program reaches 10%
Based on 870m Shares Outstanding
As of January 19, 2007
25% Repurchase Program Authorized
10% Repurchased as of 2Q 08
–
10% repurchase
program authorized
January 2007
–
~68m shares, or 8%,
repurchased in 2007
–
Expanded 25%
repurchase program
authorized October 2007
Timeline Overview
–
~18m shares, or 2%,
repurchased YTD 2008
653m
86m
131m

[Alcoa logo] President and Chief Executive Officer Klaus Kleinfeld

[Alcoa logo] 15 Global growth expected despite US weakness Growth by Industry & Geography 2008 vs. 2007 Project +7.9% Global Aluminum Growth

[Alcoa logo] 16 Aluminum combines unique characteristics… High Strength Relative Price Recyclable Malleable Non-Corrosive Highly Conductive Durable Light Weight

[Alcoa logo]

…that create additional demand
Transportation Packaging
Defense Consumer Electronics
Light Weight / Fuel Efficient
Non-Corrosive / Durable
Recyclable
Light Weight / Logistics Cost Reduction
Light Weight / Fuel Efficient
Durable & Strong
Aesthetics / Consumer Appeal
Recyclable & Durable

[Alcoa logo]

8.2
10.6
4.6
7.3
5.6
Strong demand for aluminum will continue
World Aluminum Consumption
(million metric tons)
Source:  Brook Hunt, Alcoa analysis
22
1998
China
Rest of
Asia
2.8
6.7
3.6
North 9.2
8.6
29.1
67
2017
E. Europe/
Mid East/
Africa
W.Europe
South
6.7
5.2
12.0
38
2007
6% CAGR
6% CAGR
Europe/ME/
Africa
Americas
Asia
12%
1%
6%
8%
4%
5%
2.5
0.8
1.3
2.6

[Alcoa logo]

Competition for energy has intensified
Energy/Infrastructure curtailments
due to
substantially increased local demand
• China
• South Africa
• New Zealand
Natural gas has changed from stranded to mobile
energy source
Smelter delays – all energy source related
• 750 kmt Sarawak in Malaysia – power shortages in country
• 750 kmt Ma’aden in Saudi Arabia – delay in power plant
construction
• 720 kmt Coega in South Africa – insufficient power supply
• 700 kmt Ruwais in Abu Dhabi – unable to source adequate
power
• 150 kmt Datun Aluminum in China – insufficient power
supply

[Alcoa logo]

Execution &
completion
2008-2010
Feasibility
2010-2015
Future options
Greenland
Australia
Surinam
Juruti
Wagerup 3
Vietnam
Sao Luis
Greenland
Massena
B. Comeau
Mosjoen
Fjardaal
Pinjarra
Mining
Refining
Power
Smelting
Well underway in securing growth
N. Iceland
Vietnam
June 26
MOU Extended
June 24
Cooperation
Agreement Signed
May 13
Parliament Agrees
to Next Phase

[Alcoa logo] 21 An unmatched record in sustainability 2008 YTD LWD .08 TRR 1.07

[Alcoa logo]

Cost pressures drive aluminum prices
Smelting Cash Cost Curve Movement
(per mt)
2005 2007        Increase
25
th
percentile $ 1,281 $ 1,666         30%
50
th
percentile $ 1,492 $ 1,851         24%
75
th
percentile $ 1,808 $ 2,238         24%
Refining Cash Cost Curve Movement
(per mt)
2005 2007        Increase
25
th
percentile $  167 $  210           26%
50
th
percentile $  196 $  255           30%
75
th
percentile $  229 $  308           34%
Source:  CRU, Alcoa analysis, Bloomberg
Forward Curve of LME Aluminum Pricing (per mt)
+42%
$1,400
$1,600
$1,800
$2,000
$2,200
$2,400
$2,600
$2,800
$3,000
$3,200
$3,400
$3,600
3 mo 15 mo 27 mo 39 mo 51 mo 63 mo
Jun 30 2008 Jun 30 2007 Jun 30 2006 Jun 30 2005

[Alcoa logo]

Driving Performance Through Three Strategic Priorities
Alcoa Advantage
creating value for
all businesses
Profitable Growth
in every business
• Talent
• Technology
• Customer Intimacy
• Purchasing
• Operating System
Business Programs
that define:
• 3-year aspirations
• Priority levers
• Accountability
Disciplined Execution
across all activities
Alcoa’s Three Strategic Priorities

[Alcoa logo] Executive Vice-President Group President - Engineered Products & Solutions William Christopher

[Alcoa logo]

Diversified industrial products portfolio with leading
market positions
• #1 in Specialty
Aerospace Fastener
Systems
• Broadest range of
patented &
proprietary products
• Successful
acquisition underway
• #1 in Airfoils for
aerospace
• #1 in Airfoils for
Industrial Gas
Turbines
• #1 producer of
Aluminum Structural
Forgings
• #1 supplier of
Aluminum Truck
Wheels globally
• Industry leader in new
Aluminum Wheel
products and finishes
• Globally driving
penetration vs steel
wheels
• #1 Commercial
Building Exterior
Systems supplier in
North America
(Kawneer)
• Best in class
customer service
• Growing positions in
Asia, Middle East
and Russia
• #1 supplier to the
North America
heavy truck &
specialty vehicle
industries
$1.2 $0.9 $1.1 $1.5
Fastening
Systems
Power &
Propulsion
Wheel &
Transportation
Products
Building &
Construction
Systems
Electrical &
Electronic
Solutions
$2.0
2007 Sales (in billions)
Market Positions

[Alcoa logo]

A track record of profitable growth and productivity gains
$850m of organic growth
•
$400m market growth
•
$450m share growth
Portfolio management via
divestiture, business
exits & investments in
rapidly growing segments
Return on Capital
Source: CMAI
Sales (in billions)
8% p.a.
ATOI (in millions)
28% p.a.
37% p.a.
Cost of
capital
Productivity gains
expand margin/sales
~ 36% via ABS, process
improvements & low cost
country expansions
$5.7
$6.7
2005 2007
$232
$382
2005 2007 2005 2007

[Alcoa logo]

Trend of record earnings and returns extends to 2008
Cost efficient capacity
expansions in fasteners
and investment castings
Strong market
positions in
aerospace, IGT, B&C
offsetting North
American truck and
automotive weakness
Productivity improvements
accelerating
Return on Capital
Sales (in billions)
6%
ATOI (in millions)
30%
28%
Cost of
capital $3.4
$3.6
1H 07 1H 08
$224
$295
1H 07 1H 08 1H 07 1H 08

[Alcoa logo]

Driving Performance Through Three Strategic Priorities
Alcoa Advantage
creating value for
all businesses
Profitable Growth
in every business
• Talent
• Technology
• Customer Intimacy
• Purchasing
• Operating System
Business Programs
that define:
• 3-year aspirations
• Priority levers
• Accountability
Disciplined Execution
across all activities
Alcoa’s Three Strategic Priorities

[Alcoa logo]

– Fasteners
– Investment Castings
– Forgings
– Exterior Systems
– Window Systems
– Architectural Products
Strong market demand provides significant growth
opportunities
– Fasteners
– Wheels
– Investment Castings
– Electrical Systems
– Forgings
Global Large Aircraft Deliveries
Global Heavy Truck Production
(in thousands)
Source: The Airline Monitor – July 2008 Source: Global Insight
Global Non-Residential Structure
Spend (in billions)
Source: Global Insight
8% p.a. 8% p.a. 10% p.a.
575
888
1,065
2003 2007 2011(F)
975
1,575
1,820
2003 2007 2011(F)
$1,244
$1,887
$2,693
2003 2007 2011(F)

[Alcoa logo]

– Investment Castings
– Forgings
Energy infrastructure provides opportunities for
profitable growth
– Fasteners
– Forgings
– Integrated Product
Sub-components
Global Rig Count
Global Heavy Duty Turbine Builds
Source: Howmet analysis
Source: BHI, Spears
7% p.a.
15% p.a.
252
288
436
2003 2007 2011(F)
1,133
3,064
3,572
2003 2007 2011(F)

[Alcoa logo]

Defense
• Joint Strike Fighter
• Joint Light Tactical Vehicle
Industrial Equipment
• Mold Plate
• LCD Vacuum Chambers
Aerospace
• A380 and 787
Fastening Systems
• New Engine Programs
Industrial Gas Turbines
• High Gradient Single Crystal
Ground
Transportation
• AVDC Door System
• EES Electronics
• Dura-Bright® Extensions
• Huck Spin Fasteners
• 5
th
Wheel
• Turbocharger Blades
Oil and Gas
• Riser Systems
• Drill Pipe Systems
Building and Construction
• Ultra Thermal Doors and Windows
• Integrated Exterior Systems
• Advanced Surface Coatings
New product portfolio will drive profitable growth
Targeting
$1.3b with
new products and
in adjacent
markets

[Alcoa logo]

Oil & Gas –
Aluminum Drilling Systems: 50% advantage over steel
>10,000 ft
Alcoa
Advantage
50 ft
350 ft
<6,000 ft
1,500 ft
Steel limit
1,000 ft
Steel limit
Alcoa
Advantage
5 miles
(8 km)
2 miles
(3.2 km)
1 mile
(1.6 km)
Aluminum riser systems and auxiliary
equipment provides 20 - 50% extended
depth for current ships at a fraction of
new equipment costs & delivery time
Aluminum drill pipe systems allow up to
40% increased lineal distances over steel
systems
Land
Rig
Barge Jackup Fixed
Platform
Semi
Submersible
Drill Ship:
Deep Water (DW)
Drill Ship:
Ultra Deep Water (UDW)
Landscape of Exploration Drilling Equipment

[Alcoa logo]

Joint Strike Fighter – Alcoa Advantage at work
• Strong customer relationships provide
early design involvement
• Leveraging Alcoa 7085 alloy technology in
forgings for weight reductions
• “Multi – Wall” investment casting engine
airfoils
• High strength titanium Mark IV and Spline
Lock Eddie Bolt fastening systems
Sales of $1.4m/shipset
$130m/year at full production

[Alcoa logo]

Disciplined execution will continue to drive productivity
gains
• Significant runway remains in ABS
productivity and capacity improvements
• Expand and grow investments in
Hungary, China, Russia and Mexico
• New process investments in BCS,
fasteners and investment castings
• Capital efficient brown-field expansion
opportunities
• Leveraging cost efficient Alcoa business
systems for overhead productivity
• Addressing structural changes in NA
automotive demand in EES capacity
ATOI (in millions)
28% p.a.
$232
$382
2005 2007

[Alcoa logo]

Unlocking the great value potential in
Engineered Products & Solutions
–
Technically complex products & processes providing
differentiation opportunities
– Differentiated positions in
attractive
core
markets
• Aerospace & power generation components
• Commercial transportation
• Architectural solutions
–
Consistent
growth in
earnings & returns
–
New product
focus
Operational
Excellence
Growth
Asset
Management
Strategic
Levers
–
Disciplined
deployment
of profitable
growth
targets
–
Restructure
automotive
businesses
–
Achieve Best
in Class
in
each
business
–
Capitalize on
Mega Trends
• Transport
• Aero
• B&C
• Energy
–
Optimize
global
presence
–
Efficient
brown-field
expansions
Priorities
Foundation

[Alcoa logo]

Driving Performance Through Three Strategic Priorities
Alcoa Advantage
creating value for
all businesses
Profitable Growth
in every business
• Talent
• Technology
• Customer Intimacy
• Purchasing
• Operating System
Business Programs
that define:
• 3-year aspirations
• Priority levers
• Accountability
Disciplined Execution
across all activities
Alcoa’s Three Strategic Priorities

[Alcoa logo]

Greg Aschman
Director, Investor Relations
Alcoa
390 Park Avenue
New York, N.Y. 10022-4608
Telephone:  (212) 836-2674
Facsimile:  (212) 836-2813
www.alcoa.com
For Additional Information, Contact:

[Alcoa logo] 38 [Alcoa logo]

[Alcoa logo] 39 APPENDIX [Alcoa logo]

[Alcoa logo]

Adjusted Income Statement Items
(in millions)
Third -party Sales
Quarter ended
March 31,
2008
June 30 ,
2008
Alcoa $    7,375 $    7,620
Packaging and Consumer 497 19
Alcoa, excluding Packaging and
Consumer
$    6,878
$    7,601
After-tax Operating Income
Quarter ended
March 31,
2008
June 30 ,
2008
Segment total $       666 $       830
Packaging and Consumer 11 –
Segment total, excluding
Packaging and Consumer
$       655
$       830
Third-party sales and segment after-tax operating income excluding the Packaging and Consumer segment are non-GAAP financial measures.
Management believes that these measures are meaningful to investors because management reviews the operating results of Alcoa excluding the
Packaging and Consumer  segment  due to the sale of the businesses within this segment in February 2008.

[Alcoa logo]

Return on Capital (ROC) is presented based on Bloomberg Methodology which calculates ROC based on trailing four quarters.
Reconciliation of Return on Capital
2Q'08 1Q'08 4Q'07 3Q'07 2Q'07 1Q'07
Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg
(In Millions) Method Method Method Method Method Method
Net income $2,036 $2,205 $2,564 $2,291 $2,273 $2,302
Minority interests $277 $317 $365 $399 $432 $446
Interest expense (after-tax)
$267 $266 $262 $246 $270 $281
Numerator (sum total)
$2,580 $2,788 $3,191 $2,936 $2,975 $3,029
Average Balances
Short-term borrowings $568 $524 $516 $497 $451 $441
Short-term debt $352 $358 $356 $525 $359 $360
Commercial paper $819 $864 $1,164 $1,275 $1,169 $972
Long-term debt $6,523 $6,374 $5,574 $5,390 $5,709 $5,767
Preferred stock $55 $55 $55 $55 $55 $55
Minority interests $2,519 $2,320 $2,130 $1,927 $1,809 $1,669
Common equity $16,695 $15,563 $15,269 $15,255 $15,571 $14,621
Denominator (sum total)
$27,531 $26,058 $25,064 $24,924 $25,123 $23,885
Return on Capital 9.4% 10.7% 12.7% 11.8% 11.8% 12.7%

[Alcoa logo]

Return on capital, excluding growth investments is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because it provides greater insight with respect to the underlying operating performance of the company’s productive assets.  The company has significant growth investments underway in its upstream and downstream businesses, as previously noted, with expected completion dates over the next several years.  As these investments generally require a period of time before they are productive, management believes that a return on capital measure excluding these growth investments is more representative of current operating performance.
Reconciliation of Adjusted Return on Capital
2Q'08 1Q'08 4Q'07 3Q'07 2Q'07 1Q'07
Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg
(In Millions) Method Method Method Method Method Method
Numerator (sum total) $2,580 $2,788 $3,191 $2,936 $2,975 $3,029
Russia, Bohai, and Kunshan
net losses ($118) ($96) ($91) ($57) ($51) ($79)
Adjusted numerator
$2,698 $2,884 $3,282 $2,993 $3,026 $3,108
Average Balances
Denominator (sum total) $27,531 $26,058 $25,064 $24,924 $25,123 $23,885
Capital projects in progress and
Russia, Bohai, and Kunshan
capital base $5,289 $4,730 $4,620 $4,430 $4,521 $3,945
Adjusted denominator $22,242 $21,328 $20,444 $20,494 $20,602 $19,940
Return on capital, excluding
growth investments
12.1% 13.5% 16.1% 14.6% 14.7% 15.6%

[Alcoa logo]

Reconciliation of Adjusted Income
(in mi llions )
Quarter ended
1Q08 2Q08
Net income $   303      $   546
Loss from
discontinued
operations – –
Income from
continuing
operations 303 546
Discrete tax
items 28 (9)
Restructuring
and other
charges 30 2
Income from
continuing
operations
– excluding
restructuring
and other
charges and
discrete tax
items $   361
$   539
Income from continuing operations – excluding restructuring and other charges and discrete tax items is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges and discrete tax items. There can be no assurances that additional restructuring and other charges and discrete tax items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both income from continuing operations determined under GAAP as well as income from continuing operations – excluding restructuring and other charges and discrete tax items.

[Alcoa logo]

Quarter ended
(in millions)
June 30,
2007 (a)
March 31,
2008
June 30,
2008
Receivables from customers, less allowances $   2,991 $   3,048 $   3,063
Add: Inventories 3,216 3,679 3,813
Less: Accounts payable, trade 2,388 2,895 3,121
Working Capital $   3,819 $   3,832 $   3,755
Sales $   8,066 $   7,375 $   7,620
Packaging and Consumer, Soft Alloy Extrusions, and
Auto Castings 1,309 497 19
Adjusted Sales (b)
$   6,757 $   6,878 $   7,601
Days of Working Capital
51.4 50.7 45.0
Days of Working Capital = Working Capital divided by (Adjusted Sales/number of days in the quarter)
(a) Certain financial information for the quarter ended June 30, 2007 was reclassified to reflect the movement of the automotive castings and packaging and consumer businesses to held for sale in the third quarter of 2007.
(b) Adjusted Sales is a non-GAAP financial measure and is being used to calculate Days of Working Capital to be consistent with the fact that the working capital components of the above-mentioned divested businesses were classified as held for sale, and, therefore, are not included in the
Working Capital amounts above.
Days of Working Capital

[Alcoa logo]

Reconciliation of ATOI to Consolidated Net Income
(in millions) 1Q07 2Q07 3Q07 4Q07 2007 1Q08 2Q08
Total segment ATOI $    948 $     991 $     678 $     518 $  3,135 $     666 $     830
Unallocated amounts (net of tax):
Impact of LIFO (27) (16) 10 9 (24) (31) (44)
Interest income 11 9 10 10 40 9 12
Interest expense (54) (56) (98) (53) (261) (64) (57)
Minority interests (115) (110) (76) (64) (365) (67) (70)
Corporate expense (86) (101) (101) (100) (388) (82) (91)
Restructuring and other charges (18) 21 (311) 1 (307) (30) (2)
Discontinued operations (11) (1) (3) 8 (7) – –
Other 14 (22) 446 303 741 (98) (32)
Consolidated net income $    662 $     715 $     555 $     632 $  2,564 $     303 $     546
*
In the first quarter of 2008, management approved a realignment of Alcoa's reportable segments to better reflect the core businesses in which Alcoa operates and how it is managed. This realignment consisted of eliminating the Extruded and End Products segment, and realigning its component businesses as follows: the building and construction systems business is reported in the Engineered Products and Solutions segment; the hard alloy extrusions business and the Russian extrusions business are reported in the Flat-Rolled Products segment; and the remaining segment components, consisting primarily of the equity investment/income of Alcoa's interest in the Sapa AB joint venture, and the Latin American extrusions business, are reported in Corporate. Additionally, the Russian forgings business was moved from the
Engineered Products and Solutions segment to the Flat-Rolled Products segment, where total Russian operations are now reported. Prior period amounts were reclassified to reflect the new segment structure. Also, the Engineered Solutions segment was renamed the Engineered Products and Solutions segment.

[Alcoa logo]

Engineered Products & Solutions Segment
Realignment Summary
EPS SEGMENT
RESTATED SEGMENT INFO - 2005
($ in millions, shipments in thousands of metric tons)
ENGINEERED PRODUCTS AND SOLUTIONS SEGMENT 2005
Third-Party Shipments, as previously reported
145
Add:  Building and construction systems
Less:  Russia Forgings and other
77
Third-Party Shipments, as reclassified 222
Third-Party Sales, as previously reported
5,032 $
Add:  Building and construction systems
Less:  Russia Forgings and other
685
Third-Party Sales, as reclassified
5,717 $
ATOI, as previously reported 203 $
Add:  Building and construction systems
Less:  Russia Forgings and other 29
ATOI, as reclassified
232 $
In the first quarter of 2008, management approved a realignment of Alcoa's reportable segments to better reflect the core businesses in which Alcoa operates and how it is managed. This realignment consisted of eliminating the Extruded and End Products segment, and realigning its component businesses, which had the following effect on the
Engineered Products and Solutions segment: the building and construction systems business is now reported in the Engineered Products and Solutions segment and the
Russian forgings business was moved from the Engineered Products-and Solutions segment to the Flat-Rolled Products segment, where total Russian operations are now reported. Prior period amounts were reclassified to reflect the new segment structure. Also, the Engineered Solutions segment was renamed the Engineered Products and
Solutions segment.